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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 10, 2004


                            NorthWestern Corporation
             (Exact name of registrant as specified in its charter)




            Delaware                        0-692                46-0172280
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)

        125 South Dakota Avenue                                 57104
       Sioux Falls, South Dakota                             (Zip Code)
(Address of principal executive offices)

                                 (605) 978-2908
                         (Registrant's telephone number,
                              including area code)







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Item 5.        Other Events and Regulation FD Disclosure

On August 10, 2004, NorthWestern Corporation (the "Company") issued a press release announcing that today the Company filed notice of designation of new members to the reorganized Company's board of directors with the U.S. Bankruptcy Court for the District of Delaware. The press release is attached hereto as
Exhibit 99.1.


Item 7.          Financial Statements and Exhibits

EXHIBIT NO.      DESCRIPTION OF DOCUMENT
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99.1*            Press Release of NorthWestern Corporation dated August 10, 2004

* filed herewith









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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NorthWestern Corporation


                                    By:     /s/ Roger P. Schrum
                                            ----------------------------
                                            Roger P. Schrum
                                            Vice President - Human Resources and
                                            Communications


Date:  August 10, 2004



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                                Index to Exhibits
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EXHIBIT NO.      DESCRIPTION OF DOCUMENT
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99.1*            Press Release of NorthWestern Corporation dated August 10, 2004

* filed herewith